AQUILA ROCKY MOUNTAIN EQUITY FUND

                          Supplement to the Prospectus
                      For Class A Shares and Class C Shares
                              Dated April 30, 2003

     The Special Promotion described under the caption "Redemption of CDSC Class A Shares" will remain in effect through December 31, 2003 or until the last business day of the month during which the net assets of the Fund reach $9 million, whichever occurs sooner.

                  The date of this supplement is June 10, 2003